For additional information contact:         George S. Smith, (501) 905-8117
                                            Vice President - Media Services

                                            Daniel A. Powell, (501) 905-8991
                                            Vice President - Investor Relations

Release date:                               April 21, 1999

                 ALLTEL REPORTS FIRST QUARTER EARNINGS PER SHARE
               FROM CURRENT BUSINESSES OF 59 CENTS, UP 26 Percent

FOR IMMEDIATE RELEASE
---------------------
         LITTLE ROCK, Ark. - ALLTEL today announced record first quarter results from current businesses. Revenues grew 16 percent to $1.4 billion from the previous year; net income was up 31 percent to $167 million; and earnings per share grew 26 percent to 59 cents per share from the previous year.
         Among the highlights from businesses in the first quarter:
         o Revenues and operating income for ALLTEL's wireless business increased 21 percent and 49 percent, respectively, from last year. This was driven by an increase in average revenue per customer
            (ARPU) of 5 percent year over year, to $47.35.
         o ALLTEL added 174,000 net wireless customers during the first quarter, including 85,000 from the acquisition of the Richmond, Va., market.
         o Revenues and operating income for ALLTEL's wireline business increased 12 percent and 10 percent, respectively, from last year, which include the acquisition of Standard Group Inc. in Georgia.
         o Revenues from emerging businesses more than doubled in the quarter over the same period last year. This was due to growth in long-distance, competitive local exchange access, Internet access, network management and PCS (personal communications service) operations.
         o Revenues and operating income for ALLTEL's information services business increased 14 percent and 10 percent, respectively, from last year.
         "I am extremely pleased with ALLTEL's double-digit earnings growth for the quarter. Strong performance by the operating units combined to produce impressive results," said Joe Ford, ALLTEL chairman and chief executive officer.

                                         -more-

ALLTEL Reports First Quarter Earnings
Page 2

         "Our communications business continued to produce industry-leading operating and cash flow margins. Additionally, ALLTEL expanded its bundled service offering in key markets with the addition of new services, including digital wireless service. ALLTEL launched digital wireless service in three markets in the first quarter with additional markets planned for later this year.
         "To date, ALLTEL has introduced digital wireless service to 16 markets representing nearly 45 percent of the company's wireless POPs (potential customers.) ALLTEL now has the largest digital wireless network in the Carolinas.
          "In addition, the company launched digital PCS in the Birmingham/Tuscaloosa and Mobile/Pensacola markets," Ford said.
          "As the company introduced new services, we also expanded ALLTEL's geographic footprint through the acquisition of wireline and wireless properties in Georgia, Colorado and Alabama. Our geographically focused communications operations are now in 23 states," Ford said.
         "Our information services business continued to sign new business and expand its range of information technology solutions.
         "In the first quarter, ALLTEL Information Services signed a wireline billing contract with Centennial Communications for its Puerto Rico markets. In addition, ALLTEL successfully delivered its Virtuoso customer care and billing system to Hughes Ispat Limited's data center in Bombay, India," he said.
         "As ALLTEL Information Services signed new business, it continued to expand the range of services it provides through the acquisition of Corporate Solutions, Inc. (CSI), a leading provider of consumer loan origination software. The CSI acquisition further strengthens ALLTEL's efforts to become the worldwide leader in providing consumer lending automation," Ford said.
         In summary, he said, "We are extremely pleased with ALLTEL's first quarter results, from both a financial and strategic standpoint. Throughout the quarter, we maintained our focus on delivering value to our customers, shareholders and employees."
         ALLTEL is a customer-focused, information technology company that provides wireline and wireless communications and information services.

*ALLTEL, NYSE: AT
*www.alltel.com

                                     -more-

ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS
(Dollars in thousands, except per share amounts)

                                           THREE MONTHS ENDED MARCH 31,                   TWELVE MONTHS ENDED MARCH 31,

                                                                 Increase                                        Increase
                                                                (Decrease)                                      (Decrease)
FROM CURRENT BUSINESSES                   1999          1998      Amount      %           1999          1998      Amount       %
                                          ----          ----      ------      -           ----          ----      ------       -
REVENUES AND SALES:
  Wireless                          $  582,822    $  481,638    $101,184     21     $2,238,345    $1,900,428     $337,917     18
  Wireline                             357,531       319,876      37,655     12      1,346,719     1,257,107       89,612      7
  Emerging businesses                   39,049        19,094      19,955    105        119,902        62,868       57,034     91
                                    ----------    ----------    --------            ----------    -----------    --------
        Total communications           979,402       820,608     158,794     19      3,704,966     3,220,403      484,563     15
  Information services                 305,398       266,861      38,537     14      1,200,305     1,023,317      176,988     17
  Other operations                     117,064       105,115      11,949     11        613,299       430,812      182,487     42
                                    ----------    ----------    --------            ----------   -----------     --------
        Total business segments      1,401,864     1,192,584     209,280     18      5,518,570     4,674,532      844,038     18
  Less: intercompany eliminations       33,502         8,266      25,236    305        140,518        32,036      108,482    339
                                    ----------    ----------    --------            ----------   -----------     --------
        Total revenues and sales    $1,368,362    $1,184,318    $184,044     16     $5,378,052    $4,642,496     $735,556     16
                                    ==========    ==========    ========            ==========    ==========     ========


OPERATING INCOME (LOSS):
  Wireless                          $  180,402    $  121,215    $ 59,187     49     $  662,800    $  497,152     $165,648     33
  Wireline                             129,986       117,904      12,082     10        483,646       461,860       21,786      5
  Emerging businesses                  (12,129)       (5,729)     (6,400)  (112)       (51,276)      (23,074)     (28,202)  (122)
                                    ----------    ----------    --------            ----------    ----------     --------
        Total communications           298,259       233,390      64,869     28      1,095,170       935,938      159,232     17
  Information services                  40,452        36,825       3,627     10        166,278       148,161       18,117     12
  Other operations                       4,250         5,137        (887)   (17)        25,039        19,598        5,441     28
                                    ----------    ----------    --------            ----------    ----------     --------
        Total business segments        342,961       275,352      67,609     25      1,286,487     1,103,697      182,790     17
  Corporate expenses                     5,737         3,447       2,290     66         25,142        18,310        6,832     37
                                    ----------    ----------    --------            ----------    ----------     --------
        Total operating income         337,224       271,905      65,319     24      1,261,345     1,085,387      175,958     16

Other income, net                       13,145         7,184       5,961     83         56,793        19,584       37,209    190
Interest expense                       (64,896)      (66,758)     (1,862)    (3)      (261,807)     (265,336)      (3,529)    (1)
                                    ----------    ----------    --------            ----------    ----------     --------
Income before income taxes             285,473       212,331      73,142     34      1,056,331       839,635      216,696     26
Income taxes                           118,791        85,008      33,783     40        436,667       333,195      103,472     31
                                    ----------    ----------    --------            ----------    ----------     --------
Net income                             166,682       127,323      39,359     31        619,664       506,440      113,224     22
Preferred dividends                        232           240          (8)    (3)           930           990          (60)    (6)
                                    ----------    ----------    --------            ----------    ----------     --------
Net income applicable to
   common shares                    $  166,450    $  127,083    $ 39,367     31     $  618,734    $  505,450     $113,284     22
                                    ==========    ==========    ========            ==========    ==========     ========

EARNINGS PER SHARE:
    Basic                                 $.59          $.47        $.12     26          $2.24         $1.84         $.40     22
    Diluted                               $.59          $.46        $.13     28          $2.22         $1.82         $.40     22

Current businesses excludes the sold wire and cable operations, merger and integration expenses and provision to reduce carrying value of certain assets, and gain on disposal of assets. Emerging businesses includes the long-distance, local competitive access, internet access, network management and PCS operations.

ALLTEL CORPORATION
HIGHLIGHTS-Page 2
(Dollars in thousands, except per share amounts)

                                                              THREE MONTHS ENDED MARCH 31,    TWELVE MONTHS ENDED MARCH 31,
                                                              ----------------------------    -----------------------------
AS REPORTED                                                          1999          1998             1999             1998
                                                                     ----          ----             ----             ----
Revenues and sales                                             $1,368,362    $1,184,318       $5,378,052       $4,653,813

Costs and expenses:
   Operations                                                   1,031,138       912,413        4,116,707        3,568,106
   Merger and integration expenses and provision
      to reduce carrying value of certain assets                        -             -          307,000           16,874
                                                               ----------    ----------       ----------       ----------

          Total costs and expenses                              1,031,138       912,413        4,423,707        3,584,980
                                                               ----------    ----------       ----------       ----------

Operating income                                                  337,224       271,905          954,345        1,068,833

Other income, net                                                  13,145         7,184           56,793           19,596

Interest expense                                                  (64,896)      (66,758)        (261,807)        (265,336)

Gain on disposal of assets and other                                    -        67,090          229,060          257,496
                                                               ----------    ----------       ----------       ----------

Income before income taxes                                        285,473       279,421          978,391        1,080,589

Income taxes                                                      118,791       111,750          453,905          434,690
                                                               ----------    ----------       ----------       ----------

Net income                                                        166,682       167,671          524,486          645,899

Preferred dividends                                                   232           240              930              990
                                                               ----------    ----------       ----------       ----------

Net income applicable to common shares                         $  166,450    $  167,431       $  523,556       $  644,909
                                                               ==========    ==========       ==========       ==========

EARNINGS PER SHARE:
   Basic                                                             $.59          $.61            $1.90            $2.34
   Diluted                                                           $.59          $.61            $1.88            $2.32



ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION FROM CURRENT BUSINESSES

                                                   THREE MONTHS                               TWELVE MONTHS
                                                  ENDED MARCH 31,                            ENDED MARCH 31,
                                            ----------------------------                ---------------------------
                                                    1999           1998                         1999          1998
                                                    ----           ----                         ----          ----
Wireless:
     Controlled POPs                          34,996,207     33,292,927                   34,996,207    33,292,927
     Customers                                 4,182,601      3,620,842                    4,182,601     3,620,842
     Gross customer additions                    385,520        322,852                    1,527,677     1,353,561
     Net customer additions                       88,590         96,963                      456,141       512,765
     Average customers                         4,112,837      3,562,652                    3,884,878     3,375,686
     Churn                                          2.34%          2.07%                        2.20%         2.04%
     Penetration rate                               12.0%          10.9%                        12.0%         10.9%
     Average revenue per customer per month       $47.35         $45.07                       $48.07        $46.92
     Cost to acquire a new customer                 $291           $295                         $276          $282
     Operating margin                               31.0%          25.2%                        29.6%         26.2%
     EBITDA dollars (in thousands)              $259,041       $193,076                     $961,683      $770,966
     Cash flow (EBITDA) margin                      44.4%          40.1%                        43.0%         40.6%

Wireline:
     Customers                                 2,034,750      1,821,170                    2,034,750     1,821,170
     Operating margin                               36.4%          36.9%                        35.9%         36.7%
     EBITDA dollars (in thousands)              $200,531       $184,330                     $742,048      $711,806
     Cash flow (EBITDA) margin                      56.1%          57.6%                        55.1%         56.6%

Emerging businesses:
     Long-distance customers                     581,703        389,465                      581,703       389,465
     EBITDA dollars (in thousands)               $(8,837)       $(4,212)                    $(40,015)     $(20,298)

Information services:
     Operating margin                               13.2%          13.8%                        13.9%         14.5%
     EBITDA dollars (in thousands)               $74,563        $69,018                     $306,928      $267,420
     Cash flow (EBITDA) margin                      24.4%          25.9%                        25.6%         26.1%

Consolidated:
     EBITDA dollars (in thousands)              $527,545       $446,881                   $1,983,819    $1,743,489
     Cash flow (EBITDA) margin                      38.6%          37.7%                        36.9%         37.6%
     Weighted average common shares          280,720,000    273,296,000                  276,008,000   275,095,000
     Current annual dividend rate per
        common share                                                                           $1.22         $1.16
     Capital expenditures (in thousands)        $172,044       $132,890                     $907,732      $791,152
     Total assets (in thousands)              $9,861,079     $8,774,257                   $9,861,079    $8,774,257

ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

ASSETS
                                                        MARCH 31,        DEC. 31,        MARCH 31,
                                                          1999             1998            1998
                                                       ----------       ----------      ----------
CURRENT ASSETS:
   Cash and short-term investments                     $   29,277       $   55,472      $   43,366
   Accounts receivable (less allowance for
        doubtful accounts of $33,124, $29,121
        and $25,488, respectively)                        771,859          776,720         685,494
   Materials and supplies                                  17,876           10,539          17,491
   Inventories                                             92,091           88,467          71,608
   Prepaid expenses and other                              64,349           49,633          43,634
                                                       ----------       ----------      ----------
   Total current assets                                   975,452          980,831         861,593
                                                       ----------       ----------      ----------
Investments                                             1,882,639        1,668,171       1,463,510

Goodwill and other intangibles                          1,691,256        1,625,617       1,630,279

PROPERTY, PLANT AND EQUIPMENT:
   Wireline                                             4,357,186        4,090,791       3,962,816
   Wireless                                             2,871,786        2,658,822       2,364,449
   Information services                                   695,724          678,244         628,538
   Other                                                  181,983          182,066         170,676
   Under construction                                     562,441          623,415         393,643
                                                       ----------       ----------      ----------
   Total property, plant and equipment                  8,669,120        8,233,338       7,520,122
   Less accumulated depreciation                        3,664,872        3,405,270       3,044,635
                                                       ----------       ----------      ----------
   Net property, plant and equipment                    5,004,248        4,828,068       4,475,487
                                                       ----------       ----------      ----------

Other assets                                              307,484          271,539         343,388
                                                       ----------       ----------      ----------

TOTAL ASSETS                                           $9,861,079       $9,374,226      $8,774,257
                                                       ==========       ==========      ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
                                                        MARCH 31,        DEC. 31,        MARCH 31,
                                                          1999             1998            1998
                                                       ----------       ----------      ----------

CURRENT LIABILITIES:
   Current maturities of long-term debt                $   56,224       $   55,484      $   64,588
   Accounts and notes payable                             407,599          486,047         376,985
   Advance payments and customer deposits                 112,390          129,092         135,129
   Accrued taxes                                          182,013          130,675         167,629
   Accrued dividends                                       86,374           84,388          55,155
   Other current liabilities                              275,643          320,822         164,233
                                                       ----------       ----------      ----------
   Total current liabilities                            1,120,243        1,206,508         963,719
                                                       ----------       ----------      ----------
Long-term debt                                          3,604,100        3,491,755       3,592,697
Deferred income taxes                                   1,050,357          933,485         816,652
Other liabilities                                         494,816          466,601         426,182
Preferred stock, redeemable                                 4,991            5,005           5,592

SHAREHOLDERS' EQUITY:
   Preferred stock                                          9,114            9,121           9,142
   Common stock                                           281,346          275,137         274,097
   Additional capital                                     879,015          846,647         814,103
   Unrealized holding gain on investments                 667,506          551,615         425,498
   Retained earnings                                    1,749,591        1,588,352       1,446,575
                                                       ----------       ----------      ----------
   Total shareholders' equity                           3,586,572        3,270,872       2,969,415
                                                       ----------       ----------      ----------
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                                   $9,861,079       $9,374,226      $8,774,257
                                                       ==========       ==========      ==========